QuickLinks -- Click here to rapidly navigate through this document

Exhibit 10.36

AMENDMENT NUMBER TWO TO
PURCHASE AGREEMENT

        This Amendment Number Two, dated as of January 17, 2002 (this "Amendment"), to the Purchase Agreement, dated as of December 1, 1999 (the "Existing Agreement"), by and among The Mrs. Fields' Brand, Inc., ("MFB"), a Delaware corporation, and Nonni's Food Company, Inc., ("Nonni's"), a Florida corporation. Capitalized Terms used herein not otherwise defined herein shall have the meanings ascribed thereto in the Existing Agreement.

RECITALS

        WHEREAS, the parties desire to amend certain terms of the Existing Agreement.

        NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

        1.    Amendment.

          1.1   The Existing Agreement is hereby amended by deleting Section 2 and inserting the following in lieu thereof:

              "2.    Purchase Price.    The purchase price for the acquired recipes shall be FOUR MILLION SIX HUNDRED THOUSAND DOLLARS ($4,600,000) of which $2,950,000.00 has already been paid. Nonni's agrees to pay the remainder of $1,650,000 upon execution of this Amendment. MFB shall provide wire transfer instructions to Nonni's. Nonni's agrees to effect the payment by wire transfer in immediately available funds."

          1.2   The Existing Agreement is hereby amended by deleting EXHIBIT A and inserting the attached EXHIBIT A.

        2.    Miscellaneous.

          2.1   This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and the respective successors and assigns.

          2.2   In case any provision in or obligation hereunder shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

          2.3   Section headings herein are included herein for convenience of reference only and shall not constitute a part hereof for any other purpose or be given any substantive effect.

          2.4   THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF UTAH.

          2.5   This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original but all such counterparts together shall constitute but one and the same instrument.

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

NONNI'S FOOD COMPANY, INC.
By:	/s/ TIM BRUER
Its:	CEO
THE MRS. FIELDS' BRAND, INC.
By:	/s/ MICHAEL WARD
Its:	Sr. Vice President

EXHIBIT A
ACQUIRED RECIPES

1.
Semi-sweet

2.
Milk Chocolate

3.
Butter Toffee

4.
Butter Cookie

5.
Semi-sweet with Walnut

6.
White Chunk Macadamia

7.
Coconut Macadamia

8.
Oatmeal Raisin with Walnut

9.
Milk Chocolate Walnut

10.
Peanut Butter Cookie

11.
Chewy Chocolate Cookie

12.
Milk Macadamia Cookie

13.
Semi-sweet Chunk Pecan

14.
Peanut Butter Chocolate Chip

15.
Triple Chocolate

16.
Cinnamon Sugar

17.
Oatmeal Chocolate Chip

18.
Oatmeal Raisin

19.
Ginger Snap

20.
Pumpkin Harvest

21.
Double Fudge

22.
Eggnog Cookie

23.
White Chunk Cranberry Cookie

24.
Sour Cream Cookie

25.
White Chip Cookie

26.
White Chunk Pecan Cookie

27.
Milk Chocolate Cashew Cookie

28.
Sugar Butter Cookie

29.
Sugar Butter M&M Cookie

30.
Shortbread Cookie

31.
Pecan Shortbread Cookie

32.
Chocolate Mint Cookie

QuickLinks

AMENDMENT NUMBER TWO TO PURCHASE AGREEMENT